Exhibit 99.2

GMAC RE
Carve-Out Financial Statements of GMAC RE (A Carve-
Out of GMAC Insurance Holdings LLC)
As of December 31, 2007 and 2006 and for the years ended
December 31, 2007, 2006 and 2005, together with Report
of Independent Registered Public Accounting Firm.

GMAC RE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
GMAC RE

We have audited the accompanying carve-out balance sheets of GMAC RE (“the Company”) as of December 31, 2007 and 2006, as described in Note 1, and the related carve-out statements of operations, change in division equity and cash flows for the years ended December 31, 2007, 2006 and 2005.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such carve-out financial statements present fairly, in all material respects, the financial position of GMAC RE as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/S/ BDO Seidman, LLP

New York, New York

December 11, 2008

GMAC RE
CARVE-OUT BALANCE SHEETS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
DECEMBER 31, 2007 AND 2006
(In thousands of dollars)

	2007	2006
ASSETS

Investments available-for-sale - at fair value:
Debt securities (amortized cost of $504,130 and $474,011, respectively)	$513,826	$467,466

Cash and cash equivalents	10,755	16,408
Premiums and other receivables - net	142,240	133,015
Reinsurance recoverables on unpaid losses	44,023	45,432
Prepaid reinsurance premiums	12,295	9,883
Deferred acquisition costs	35,159	38,300
Securities lending collateral	4,289	4,344
Deferred taxes	38,347	42,901
Receivable from GMACI Holdings	497,340	468,975
Other assets	896	1,161

TOTAL ASSETS	$1,299,170	$1,227,885

LIABILITIES AND DIVISION EQUITY

LIABILITIES:
Unpaid losses and loss adjustment expenses	$772,473	$724,712
Unearned premiums and revenue	189,304	186,308
Reinsurance payable	14,645	19,472
Accounts payable	2,337	3,338
Securities lending obligation	4,289	4,344
Other liabilities	8,371	8,168

TOTAL LIABILITIES	991,419	946,342

COMMITMENTS AND CONTINGENCIES (see notes 12 and 13)

DIVISION EQUITY	307,751	281,543

TOTAL LIABILITIES AND DIVISION EQUITY	$1,299,170	$1,227,885

The accompanying notes are an integral part of these carve-out financial statements.

GMAC RE
CARVE-OUT STATEMENTS OF OPERATIONS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(In thousands of dollars)

	2007	2006	2005
REVENUE:
Premiums and revenue earned, net	$494,822	$513,300	$437,187
Allocated net investment income	59,025	49,817	41,342
Realized capital (losses) gain, net	(19)	345	-

Total revenue	553,828	563,462	478,529

LOSSES AND EXPENSES:
Losses and loss adjustment expenses	328,365	346,707	294,224
Policy acquisition costs	111,896	119,068	109,464
General and administrative expense	35,112	31,731	29,065
Depreciation and amortization expense	1,021	1,574	2,429
Other expense	510	1,755	783

Total expenses	476,904	500,835	435,965

INCOME BEFORE PROVISION FOR TAXES	76,924	62,627	42,564

PROVISION FOR INCOME TAXES	26,923	21,919	14,897

NET INCOME	$50,001	$40,708	$27,667

The accompanying notes are an integral part of these carve-out financial statements.

GMAC RE
CARVE-OUT STATEMENTS OF DIVISION EQUITY
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(In thousands of dollars)

Balance at December 31, 2004	$242,660

Net distributions to GMACI Holdings	-

Comprehensive income:
Net income	27,667
Other comprehensive income, net of tax of $314	166

Balance at December 31, 2005	270,493

Net distributions to GMACI Holdings	(24,834)

Comprehensive income:
Net income	40,708
Other comprehensive loss, net of tax of $2,194	(4,824)

Balance at December 31, 2006	281,543

Net distributions to GMACI Holdings	(34,349)

Comprehensive income:
Net income	50,001
Other comprehensive income, net of tax of $5,684	10,556

Balance at December 31, 2007	$307,751

The accompanying notes are an integral part of these carve-out financial statements.

GMAC RE
CARVE-OUT STATEMENTS OF CASH FLOWS
(A CARVE-OUT OF GMAC INSURANCE HOLDINGS LLC)
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(In thousands of dollars)

	2007	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$50,001	$40,708	$27,667
Reconciliation of net income to net cash provided by operating activities:
Net amortization of discounts and premiums on investments	(46)	78	115
Depreciation and amortization	1,021	1,574	2,429
Net realized gain on available-for-sale investments	(9)	(131)	-
Net change in assets and liabilities:
Premiums and other receivables	(9,225)	(5,389)	(28,301)
Deferred policy acquisition costs	3,141	702	(8,431)
Unpaid losses and loss adjustment expenses, net of reinsurance	49,170	45,834	78,219
Unearned premiums and revenue, net of reinsurance	584	8,665	35,453
Reinsurance payable	(4,827)	2,678	107
Deferred income taxes, net	(1,130)	(5,841)	(4,435)
Accounts payable	(1,001)	184	(614)
Other changes in assets and liabilities	(28,394)	136,975	155,934

Net cash provided by operating activities	59,285	226,037	258,143

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities:
Purchases	(64,543)	(204,200)	(263,780)
Calls and maturities	31,626	1,200	1,200
Sales	2,852	12,704	225
Securities Lending collateral	55	(4,344)	-
Securities Lending obligation	(55)	4,344	-
Other Investing	(524)	(842)	(1,862)

Net cash used in investing activities	(30,589)	(191,138)	(264,217)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net distributions to GMACI Holdings	(34,349)	(24,834)	-

Net cash used in financing activities	(34,349)	(24,834)	-

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,653)	10,065	(6,074)
CASH AND CASH EQUIVALENTS - Beginning of year	16,408	6,343	12,417

CASH AND CASH EQUIVALENTS - End of year	$10,755	$16,408	$6,343

The accompanying notes are an integral part of these carve-out financial statements.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

1.        ORGANIZATION

GMAC RE (the “Company” or “GMAC RE”) is an indirect wholly owned subsidiary of GMAC LLC (“GMAC”), a global retail financial services firm comprised of approximately 15 million customers.  GMAC RE is headquartered in Mt. Laurel, New Jersey, and includes reinsurance operations of GMAC Insurance (“GMACI”), a reinsurance segment of GMAC and wholly owned subsidiary of GMACI Holdings LLC (“GMACI Holdings”).  GMAC RE has a well-defined niche strategy focused on regional property and casualty (“P&C”) insurance companies.  Its portfolio includes treaty and facultative P&C reinsurance produced both through brokers and on a direct basis, accident and health (“A&H”) reinsurance operations and excess and surplus (“E&S”) insurance operations underwritten by the Strategic Risk Specialists (“SRS”) group.

GMAC RE manages its business mix by underwriting groups, including broker treaty reinsurance, direct treaty reinsurance, facultative reinsurance, A&H reinsurance and SRS (excess and surplus insurance) reinsurance.  As part of its product mix and risk management strategy, the Company does not underwrite volatile lines of business such as professional liability, product liability, and directors’ and officers’ liability.

The Company’s two largest operating units are focused on providing treaty reinsurance to U.S. regional P&C insurers through brokers and on a direct basis.  Covered risks include primarily personal and commercial auto, commercial multi-peril and workers’ compensation.  GMAC RE’s specialty facultative segment is focused on providing reinsurance of individual commercial auto and workers’ compensation to U.S. regional insurers.  In 2005, the Company established the A&H segment, focusing on reinsurance of employer stop loss programs for self-insured employers.  In 2006, GMAC RE added the SRS segment focusing on excess and surplus commercial property lines.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

2.      ACCOUNTING POLICIES

Basis of Presentation — The carve-out financial statements include the Company’s accounts, after eliminating all significant intercompany balances and transactions. The Company’s accounting and reporting policies conform to accounting principles generally accepted in the United States of America (“GAAP”).   The Company is an integrated business of GMACI that operates as a single business and is not a stand-alone entity.  The carve-out financial statements of the Company reflect the assets, liabilities, revenues and expenses directly attributable to the Company, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in division equity and cash flows of the Company on a stand-alone basis.  The allocation methodologies have been described in notes 2, 4 and 11 of the carve-out financial statements.  The financial information included herein may not necessarily reflect the financial position, results of operations, changes in division equity and cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity during the periods presented.

Use of Estimates and Assumptions — The preparation of the carve-out financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the reporting period.

The Company’s principal estimates include unpaid losses and loss adjustment expense reserves; deferred acquisition costs; reinsurance recoverables, including the provision for uncollectible recoverables; other-than-temporary impairments of investment securities; and taxes.  In developing the estimates and assumptions, management uses all available evidence.  Because of uncertainties associated with estimating the amounts, timing and likelihood of possible outcomes, actual results could differ from estimates.

Related Party Receivable – The accompanying carve-out financial statements include certain direct and reinsurance business underwritten by various insurance company subsidiaries (“carve-out business”) of GMACI.  Accordingly, premiums, losses, commissions and related assets and liabilities were carved-out from these insurance company subsidiaries’ financial statements, which also included other business and activities.  With certain exceptions, cash and investments or invested assets related to the carve-out business were generally co-mingled with other business of insurance company subsidiaries.  Receivable from GMACI Holdings primarily consists of these co-mingled invested assets held by various insurance company subsidiaries of GMACI.  The invested assets amount was allocated based on the sum of division equity and liabilities reduced by other assets of the Company. Receivable from GMACI Holdings also includes current income tax payable or receivable since GMAC files a consolidated tax return and these amounts are settled through intercompany accounts.  The balance due from GMACI Holdings as of December 31, 2007 and 2006 was $497.3 million and $469.0 million, respectively.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Division Equity – GMACI uses an internally developed economic capital model to monitor capital adequacy and funding requirements for its various subsidiaries.  This model is based on A.M. Best Capital Adequacy Ratio Model (“BCAR”), which is similar to National Association of Insurance Commissioners (“NAIC”) Risk Based Capital model and Standards & Poor’s (“S&P”) framework.  The model makes use of various financial statement inputs such as loss reserves, net written premiums and other assets of the Company.  Applied to those inputs are various economic capital factors actuarially determined by evaluating the underwriting and business risks which are adjusted for diversification factors for the benefits achieved by writing multiple lines of business within a given underwriting risk category. The model also uses a multiplier based on the BCAR methodology for A+ rating target.  The beginning division equity of $242.7 million as of December 31, 2004 was allocated to the Company using this model.  Net distributions to GMACI Holdings included capital contributions and dividends paid to GMACI.  The dividend amount was allocated using actual dividends paid to GMACI by its insurance company subsidiaries.  The allocated amounts were based on the ratio of net income of the Company to total net income of insurance company subsidiaries of GMACI.  This ratio was applied to total dividends paid to GMACI.  The net distribution to GMACI and beginning division equity may be materially different if the Company had been a separate, stand-alone entity during the periods presented.

Premiums and Revenue Recognition — Reinsurance premiums, net of premiums ceded to reinsurers, are earned over the terms of the policies in proportion to coverage provided.  The portion of premiums written applicable to unexpired terms of policies is recorded as unearned premium.

The Company generally collects premiums in advance of providing risk coverage to minimize the Company’s exposure to credit risk.  A policy level evaluation is performed to the extent premiums receivable exceed the related unearned premiums balance.  The Company ages this exposure to establish an allowance for doubtful accounts.

Cash and Cash Equivalents — Cash equivalents are short-term, highly liquid investments with original maturities of 90 days or less. Certain securities, with original maturities of 90 days or less, that are held as a portion of longer term investment portfolios are classified as investment securities and not cash equivalents.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Investment Securities — The Company’s portfolio of investment securities includes bonds, asset and mortgage-backed securities and other investments. The Company classifies its investments as available-for-sale and, accordingly, investments are carried at fair value with unrealized gains and losses included in other comprehensive income, a component of division equity, on an after-tax basis. The cost of debt securities is adjusted for amortization of premiums and accretion of discounts. Amortization and accretion are included in investment income and the yield is adjusted over the contractual term of the security. Realized gains and losses on investment securities are determined using the specific identification basis.

The Company employs a systematic methodology that considers available evidence in evaluating potential other-than-temporary impairment of its investments. In the event that the cost of an investment exceeds its fair value, the Company evaluates, among other factors, the magnitude and duration of the decline in fair value, the financial health of and business outlook for the issuer, and the Company’s intent and ability to hold the investment. When a decline in fair value is determined to be other-than-temporary, an impairment charge is recorded as a realized capital loss and a new cost basis in the investment is established.

Deferred Acquisition Costs — Commissions and other costs of acquiring insurance that are primarily related to and vary with the production of business are deferred. These costs are amortized over the terms of the related policies on the same basis as premiums earned.

Property, Equipment and Software — The Company’s property and equipment consists primarily of furniture and equipment, including computers and software, which are stated at cost, net of accumulated depreciation and amortization and are included in other assets. The Company provides for depreciation and amortization of property and equipment using a straight-line method, with useful lives based on the asset class. Certain internal-use software costs are capitalized once specific criteria are met and these costs are amortized on a straight-line basis over three years.

Unpaid Losses and Loss Adjustment Expenses — The reserves for unpaid losses and loss adjustment expenses represent the accumulation of estimates for both reported losses and those incurred but not reported relating to direct insurance and assumed reinsurance agreements. Estimates for salvage and subrogation recoverable are recognized at the time losses are incurred and netted against the provision for losses. Reserves are established for each business at the lowest meaningful level of homogeneous data. Insurance liabilities are based on estimates, and the ultimate liability may vary from such estimates. The estimates are regularly reviewed and adjustments, which can potentially be significant, are included in earnings in the period in which they are deemed necessary.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Reinsurance — The Company cedes insurance risk under various reinsurance agreements. The Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk with other insurance enterprises.  The Company remains liable with respect to any reinsurance ceded if the assuming companies are unable to meet their obligations under these reinsurance agreements. The Company also assumes insurance risks from other insurance companies, receiving a premium as consideration for the risk assumed.

Reinsurance recoverables on paid losses and loss adjustment expenses are included in premiums and other receivables. Amounts recoverable from reinsurers on unpaid losses and loss adjustment expenses are reported as an asset and are estimated in a manner consistent with the reinsured policies. Amounts paid to reinsurers relating to the unexpired portion of reinsurance contracts are reported as prepaid reinsurance premiums.

Assessment of Risk Transfer for Structured Insurance and Reinsurance Contracts - For both ceded and assumed reinsurance, risk transfer requirements must be met in order to obtain reinsurance status for accounting purposes, principally resulting in the recognition of cash flows under the contract as premiums and losses. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. To assess risk transfer for certain contracts, the Company generally develops expected discounted cash flow analyses at contract inception. If risk transfer requirements are not met, a contract is accounted for using the deposit accounting method. Deposit accounting requires that consideration received or paid be recorded in the balance sheet as opposed to premiums written or losses incurred in the statement of operations and any non-refundable fees earned based on the terms of the contract.

For each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company considers all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject to or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting with the net amount receivable/payable reflected in other reinsurance assets or liabilities on the balance sheets. Fees earned on the contracts are reflected as other revenues, as opposed to premiums, on the statements of operations.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Income Taxes — During 2006, GMAC and a number of its U.S. subsidiaries converted to limited liability companies and, effective November 28, 2006, became disregarded or pass-through entities for U.S. federal income tax purposes. For the period ending November 28, 2006 and prior periods, the Company joined with GM and its eligible subsidiaries in the filing of a consolidated federal income tax return as part of a federal income tax allocation agreement between the Company and GMAC. Subsequent to November 28, 2006, GMACI and its subsidiaries continue to be taxable entities subject to U.S. federal, state, and foreign taxes, filing a consolidated U.S. federal income tax return.

The Company accounts for income taxes using the asset and liability method. Deferred income tax assets and liabilities are recorded as temporary differences between the carrying values of assets and liabilities for financial reporting purposes and tax purposes. Deferred tax assets and liabilities are recognized in the carve-out financial statements, based upon enacted tax laws and rates. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.  The Company evaluates the recoverability of deferred tax assets and a valuation allowance is recorded for any portion not expected to be realized.  No valuation allowance was deemed necessary for the periods presented in the carve-out financial statements.

Changes in Accounting Principle — On January 1, 2007, the Company adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, which clarifies the FASB’s Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 requires that the tax effects of a position be recognized only if the position is “more-likely-than-not” to be sustained solely on its technical merits. The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position. If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits, no benefits of the position are to be recognized. The adoption of this interpretation as of January 1, 2007 had no impact on the Company’s financial position.

New Accounting Standards - In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which provides a definition on fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. The standard applies when GAAP requires or allows assets or liabilities to be measured at fair value and, therefore, does not expand the use of fair value in any new circumstance. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in a nondistressed arm’s length transaction between market participants. SFAS No. 157 clarifies that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The fair value hierarchy gives the highest priority to quoted prices available in active markets and the lowest priority to data lacking transparency. The reliability of inputs utilized for fair value calculations drives the extent of disclosure requirements of the valuation methodologies used under the standard. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. The provisions of SFAS No. 157 should be applied prospectively.  Adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial position or results of operations.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. SFAS No. 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Adoption of SFAS No. 159 is not expected to have a material impact on the Company’s financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how an acquiring company (1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities  assumed, and any noncontrolling interest in the acquiree, (2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and (3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) is effective for business combinations occurring on or after the beginning of the fiscal year beginning on or after December 15, 2008. SFAS No. 141(R), effective for the Company on January 1, 2009, applies to all transactions or other events in which the Company obtains control in one or more businesses. Management will assess each transaction on a case-by-case basis as they occur.

In December 2007, the FASB also issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51, which requires the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity. It also requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008, and early adoption is prohibited. SFAS No. 160 shall be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements shall be applied retrospectively for all periods presented. Management is currently assessing the retrospective impacts of adoption and will assess new transactions as they occur.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  Adoption of SFAS No. 161 is not expected to have a material impact on the Company’s financial position or statements of operations.

In April 2008, the FASB issued FASB Staff Position (“FSP”) No. 142-3, Determination of the Useful Life of Intangible Assets.  FSP No. 142-3 amends the factors that should be considered in developing assumptions about renewal or extension used in estimating the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets. This standard is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R) and other GAAP.  FSP No. 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008.  Management has not yet assessed the impact of the adoption of FSP No. 142-3.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Principles.  This statement supersedes the existing hierarchy contained in the U.S. auditing standards. The existing hierarchy was carried over to SFAS No. 162 essentially unchanged. The statement becomes effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to the auditing literature. The new hierarchy is not expected to change current accounting practice in any area.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts, an interpretation of SFAS No. 60.  SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. SFAS No. 163 also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. SFAS No. 163 also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008.  Adoption of SFAS No. 163 is not expected to have a material impact on the Company’s financial position or statements of operations.

In June 2008, the FASB issued FSP No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities.  FSP No. 03-6-1 clarifies that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are to be included in the computation of earnings per share under the two-class method described in SFAS No. 128, Earnings Per Share.  This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008 and requires all presented prior-period earnings per share data to be adjusted retrospectively.  Adoption of FSP No. 03-6-1 is not expected to have a material impact on the Company’s financial position or statements of operations.

In October 2008, the FASB issued FSP No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.  FSP No. 157-3 clarifies the application of SFAS No. 157, Fair Value Measurements, in a market that is not active and provides considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP was effective upon issuance, including prior periods for which financial statements have not been issued. Revisions resulting from a change in the valuation technique or its application shall be accounted for as a change in accounting estimate. The disclosure provisions of SFAS No. 154 for a change in accounting estimate are not required for revisions resulting from a change in valuation technique or its application.  The adoption of FSP No. 157-3 did not have a material impact on the financial position or operations of the company.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

3.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value of publicly traded debt and equity securities is based upon quoted market prices where available. If quoted market prices are not available, or if securities are not publicly traded, the Company estimates fair value by using various valuation methodologies and through consultation with its investment managers.  These estimates are subjective in nature and involve uncertainties and matters of judgment.  The use of different assumptions, judgments and estimation methodologies may have a material effect on the estimated fair value amounts.

The following table presents the carrying value and estimated fair values of assets and liabilities considered financial instruments under SFAS No. 107, Disclosures about Fair Value of Financial Instruments, at December 31, 2007 and 2006. Certain amounts that are not considered financial instruments are excluded from the table.

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value

Financial assets:
Investment securities	$513,826	$513,826	$467,466	$467,466
Cash and cash equivalents	10,755	10,755	16,408	16,408

Total financial assets	$524,581	$524,581	$483,874	$483,874

4.	INVESTMENTS

The Company enters into trust agreements, which serve as collateral for liabilities relating to assumed reinsurance contracts in the event of the Company’s nonperformance. Investments placed in trust have an estimated fair value of $485.9 million and $442.3 million as of December 31, 2007 and 2006, respectively.  The Company classifies these investments as available-for-sale.  No cash or cash equivalents are included in the trust balances as of December 31, 2007 and 2006.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

The cost, fair value and gross unrealized gains and losses on available-for-sale securities at December 31, 2007 and 2006 are presented below:

	2007
	Cost or	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Debt securities:
U.S. Treasury and federal agencies	$498,210	$10,075	$(434)	$507,851
States and political subdivisions	5,031	43	(34)	5,040
Corporate debt securities	889	46	-	935

Total debt securities	$504,130	$10,164	$(468)	$513,826

	2006
	Cost or	Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Debt securities:
U.S. Treasury and federal agencies	$469,989	$656	$(7,270)	$463,375
States and political subdivisions	2,907	3	(8)	2,902
Corporate debt securities	1,115	74	-	1,189

Total debt securities	$474,011	$733	$(7,278)	$467,466

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

Aggregate unrealized pre-tax losses relating to temporarily impaired securities were $0.5 million and $7.3 million as of December 31, 2007 and 2006, respectively, as follows:

	2007
	Less Than 12 Months		12 Months or Longer
		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses
Debt securities:
U.S. Treasury and federal agencies	$26,974	$107	$90,136	$327
States and political subdivisions	596	15	574	19

Total debt securities	$27,570	$122	$90,710	$346

	2006
	Less Than 12 Months		12 Months or Longer
		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses
Debt securities:
U.S. Treasury and federal agencies	$156,650	$1,645	$269,646	$5,625
States and political subdivisions	1,186	8	-	-

Total debt securities	$157,836	$1,653	$269,646	$5,625

The investments included in the tables above are not considered to be other-than-temporary impaired considering the percentage of the unrealized loss in relation to their cost or amortized cost, the elapsed time of their fair value being less than their cost or amortized cost, and the absence of events or other indications that an other-than-temporary impairment exists. As of December 31, 2007 and 2006, the Company has the ability to hold the securities for the foreseeable future and has the intent to hold securities with existing unrealized losses through future evaluation points. At future evaluation points, the Company will again consider available evidence to evaluate potential impairments of its investments and determine if an other-than-temporary impairment is apparent. As of December 31, 2007 and 2006, thirty-five and eight-nine securities were in an unrealized loss position, respectively.

Net investment income was allocated to the Company using an internally developed model.  The model allocates net investment income based on the average allocated invested assets multiplied by the GMACI total portfolio specific yield, net of investment management expenses.  The average allocated invested assets were determined by adding an average of the Company’s liabilities and equity, less an average of other non-investment generating assets.  The GMACI total portfolio specific yield was calculated by dividing the total GMACI investment income by the average market value of invested assets.  The specific net portfolio yields calculated for the years ended December 31, 2007, 2006 and 2005 were 5.32%, 4.74% and 4.51%, respectively.  For the years ended December 31, 2007, 2006 and 2005, the allocated net investment income was $59.0 million, $49.8 million and $41.3 million, respectively.  The net investment income may be materially different if the Company had been a separate, stand-alone entity during the periods presented.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In the normal course of business, the Company enters into securities lending agreements with various counterparties. Under these agreements, the Company lends rights in securities it owns in exchange for collateral in the form of cash or government securities, approximating 102% (domestic) or 105% (foreign) of the value of the securities loaned. Incremental income is earned by investment of the cash collateral and receipt of fees in the case of non-cash collateral and included in net investment income. These agreements are primarily overnight in nature and settle the next business day.  At December 31, 2007, the Company had loaned securities of $4.3 million and had received cash collateral of $4.3 million.  At December 31, 2006, the Company had loaned securities of $4.3 million and had received cash collateral of $4.3 million.

The amortized cost and estimated fair value of debt securities held as of December 31, 2007, by contractual maturity, are shown in the table below. Actual maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value

Due in one year or less	$76,367	$76,286
Due after one year through five years	323,831	330,455
Due after five years through ten years	89,219	92,334
Due after ten years	12,685	12,764
Mortgage-backed securities	2,028	1,987

Total	$504,130	$513,826

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

5.	PREMIUMS AND OTHER RECEIVABLES

Premiums and other receivables, net at December 31, 2007 and 2006 consist of the following:

	2007	2006

Premiums receivable	$132,735	$121,832
Funds held receivable	6,109	6,181
Reinsurance recoverables on paid losses	3,329	4,938
Assets sold, not yet settled	87	35
Other receivables	121	29
Allowance for uncollectible amounts	(141)	-

Total premiums and other receivables - net	$142,240	$133,015

6.	REINSURANCE

The Company assumes and cedes insurance risks under various reinsurance agreements, on both a pro-rata basis and excess-of-loss basis.  Following is a summary of premiums and revenue for the years ended December 31, 2007, 2006, and 2005, written and earned:

	2007		2006		2005
	Written	Earned	Written	Earned	Written	Earned

Direct premiums	$52,760	$46,257	$40,526	$24,619	$12,837	$11,916
Assumed premiums	470,828	474,335	504,607	503,304	468,261	433,932

Total gross premiums	523,588	520,592	545,133	527,923	481,098	445,848

Ceded premiums	(28,182)	(25,770)	(23,169)	(14,623)	(8,458)	(8,661)

Net premiums	$495,406	$494,822	$521,964	$513,300	$472,640	$437,187

Reinsurance recoverables on unpaid losses at December 31, 2007 and 2006 were $44.0 million and $45.4 million, respectively.  Prepaid reinsurance premiums for insurance risks that were ceded to reinsurers, and carried as assets, were $12.3 million and $9.9 million at December 31, 2007 and 2006, respectively.  Loss and loss adjustment expenses incurred, which were ceded to reinsurers, were $9.4 million, $5.7 million and $17.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

As of December 31, 2007 and 2006, the Company provided collateral to cedents in the form of funds held aggregating $6.1 million and $6.2 million, respectively, in the event of the Company’s nonperformance.

7.	OTHER ASSETS

Other assets at December 31, 2007 and 2006 consisted of the following:

	2007	2006

Property, equipment and software - net	$49	$547
Accrued investment income	306	313
Other investments	250	286
Prepaid assets	244	-
Other assets	47	15

Total	$896	$1,161

Property, equipment and software depreciation expense was $1.0 million and $1.6 million for the years ended December 31, 2007 and 2006, respectively.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

11.	UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

Activity in the reserves for unpaid losses and loss adjustment expenses as of December 31, 2007 and 2006 is presented below:

	December 31, 2007	December 31, 2006

Balance — beginning of year	$724,712	$685,216
Less reinsurance recoverables on unpaid losses	(45,432)	(51,770)

Net balance — beginning of year	679,280	633,446

Incurred losses related to:
Current year	355,317	357,027
Prior years	(26,952)	(10,320)

Total incurred	328,365	346,707

Paid losses related to:
Current year	(100,210)	(120,241)
Prior years	(178,985)	(180,632)

Total paid	(279,195)	(300,873)

Net balance - end of year	728,450	679,280

Plus reinsurance recoverables on unpaid losses	44,023	45,432

Balance - end of year	$772,473	$724,712

Incurred losses and loss adjustment expenses during 2007 and 2006 were reduced by $26.9 million and $10.3 million, respectively, as a result of decreases in prior years’ reserve estimates for certain reinsurance coverages assumed in the United States.  Decreases in prior years’ reserve estimates during 2007 were due to favorable developments for prior years’ reserves of $23.1 million, $1.4 million and $2.4 million relating to the Company’s treaty, facultative and SRS operating units, respectively.    Decreases in prior years’ reserve estimates during 2006 were due to favorable developments for prior years’ reserves of $17.4 million and $1.0 million relating to the Company’s treaty and SRS operating units, respectively, and adverse development of $8.1 million in the facultative operating unit.   Prior years' favorable loss development triggered offsetting loss responsive contract adjustments for 2007 and 2006 of $10 million and $5 million, respectively, resulting in overall prior years' combined development during the 2007 and 2006 of a favorable $16.9 million and $5.3 million, respectively.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

The Company has exposure to asbestos claims from the reinsurance of general liability, commercial multi-peril, homeowners and workers’ compensation claims. While the first year of exposure to asbestos claims for the Company was in 1983, liability was curtailed for accident years after 1985 with the introduction of an absolute exclusion in 1986. Reported claim activity to date has not been significant. The Company’s reserves for asbestos exposure were $0.56 million and $0.53 million gross of reinsurance as of December 31, 2007 and 2006, respectively.

The Company has exposure to environmental claims from the reinsurance of general liability, commercial multi-peril, homeowners, commercial auto liability and workers’ compensation claims. Reported claim activity to date has not been significant. The Company’s reserves for environmental exposures were $2.03 million (gross of reinsurance) and $2.0 million (net of reinsurance) and $2.17 million (gross of reinsurance) and $1.97 million (net of reinsurance) as of December 31, 2007 and 2006, respectively.

12.	OTHER LIABILITIES

Other liabilities at December 31, 2007 and 2006 consisted of the following:

	2007	2006

Non-income taxes	$200	$3
Accrued compensation	5,973	6,700
Deposit liability	1,792	1,398
Other liabilities	406	67

Total	$8,371	$8,168

13.	INCOME TAXES

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax purposes. Deferred taxes are allocated to the Company as if the Company was held in a separate corporation that filed separate income tax returns. Management believes the assumptions underlying its allocation of deferred taxes on a separate return basis are reasonable. However, the amounts allocated for deferred taxes in the accompanying carve-out balance sheets are not necessarily indicative of the amount of deferred taxes that would have been recorded had the Company been operated as a separate, stand-alone entity. The significant components of deferred tax assets and liabilities as of December 31, 2007 and 2006 are reflected in the following table:

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

	2007	2006

Deferred tax liabilities:
Deferred acquisitions costs	12,305	13,405
Bond discount	64	36
Unrealized gains on securities	3,394	(2,291)
Other	152	(2)

Gross deferred tax liabilities	15,915	11,149

Deferred tax assets:
Loss reserves and loss adjustment expenses	40,841	38,316
Unearned premium	13,251	13,042
Accrued miscellaneous expenses	107	2,611
Other	62	81

Gross deferred tax assets	54,262	54,050

Net deferred tax asset/(liability)	$38,347	$42,901

The components of the provision for income taxes for the years ended December 31, 2007, 2006 and 2005 are as follows:

	2007	2006	2005

Current	28,054	27,760	18,011
Deferred	$(1,131)	$(5,841)	$(3,114)

Total	$26,923	$21,919	$14,897

There are no reconciling items between the statutory U.S. federal income tax rate and the Company’s effective tax rate applicable to income as of December 31, 2007, 2006 and 2005.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. The adoption of this interpretation had no impact on the Company’s financial position. There were no unrecognized tax benefits.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

14.	RELATED PARTY TRANSACTIONS

GMAC provided certain services such as information technology software and support, accounting, regulatory compliance and other related services that directly or indirectly benefit the Company (“allocated expenses”). For the purposes of carve-out financial statements, management has provided a best estimate of what are believed to be reasonable allocated expenses that the Company would have incurred if it historically operated on a stand-alone basis.  This determination was made by reviewing various costs allocated to this division by GMAC and evaluating the direct benefit received by the Company. Certain expenses that were deemed not to be beneficial to the Company were not allocated as a result of this analysis. The allocated expenses may be materially different if the Company had been a separate, stand-alone entity during the periods presented. These estimates were prepared in accordance with Staff Accounting Bulletin (“SAB”) Topic 1-B, “Allocation of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity”, and are presented below:

	2007	2006	2005

Direct expenses	$32,049	$28,768	$26,201

Allocated expenses:
Software and licensing	1,384	1,339	1,294
Network communications	1,107	1,071	1,036
Financial reporting and related salary expense	467	452	437
Internal audit	55	53	51
Regulatory compliance	50	48	46
Total allocated expenses	$3,063	$2,963	$2,864

Total general and administrative expenses	$35,112	$31,731	$29,065

15.	COMMITMENTS AND CONTINGENCIES

There are various claims and pending actions against the Company arising out of the normal course of business. Certain of these actions seek punitive or exemplary damages in very large amounts. The amounts of ultimate liability on these claims and actions at December 31, 2007 and 2006 were not determinable but, in the judgment of management, none of the claims or actions individually or collectively are likely to result in judgments for amounts which, net of claim and expense liabilities previously established and applicable insurance and reinsurance, would have a material adverse effect on the Company’s financial position or results of operations.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

The Company leases office space under operating leases.  Options exist to extend a lease through 2014. Rent expense under operating leases for the years ended December 31, 2007 and 2006 was $1.1 million and $1.0 million, respectively. Future minimum lease payments under operating leases that have an initial or remaining lease term in excess of one year at December 31, 2007 are as follows:

Future Minimum Payments

2008	$834
2009	800
2010	420
2011	100
2012	19
2013 and thereafter	-

Total	$2,173

16.	SUBSEQUENT EVENTS

On November 3, 2008, Maiden Holdings North America, Ltd. (“Maiden NA”) acquired GMAC RE for approximately $100 million. Maiden NA is a wholly-owned subsidiary of Maiden Holdings, Ltd., a publicly traded reinsurance company, headquartered in Bermuda. This acquisition included the reinsurance operations and reinsurance managing general agent of GMACI, which is reflected in the accompanying carve-out financial statements. As a part of the transaction, Maiden Insurance Company, also a wholly-owned subsidiary of Maiden Holdings, Ltd., has assumed the net outstanding loss reserves and net unearned premium of approximately $750 million and $200 million, respectively, as of November 3, 2008 associated with the GMAC RE business. Maiden Insurance received approximately $403 million in cash and $545 million in US government and agencies fixed maturity investments as the initial transfer amounts in connection with the assumption of liabilities.

GMAC RE

NOTES TO CARVE-OUT FINANCIAL STATEMENTS (A CARVE-OUT OF GMAC
INSURANCE HOLDINGS LLC)
YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
(IN THOUSANDS OF DOLLARS, EXCEPT WHERE OTHERWISE NOTED)

In connection with the transaction, Maiden NA also entered into an agreement to acquire two licensed insurance companies, GMAC Direct Insurance Company (“GMAC Direct”) and Integon Specialty Insurance Company (“Integon”). Consummation of the acquisition of these insurance companies is subject to regulatory approval. The consideration for GMAC Direct is $5.0 million plus an amount equal to the policyholders’ surplus as of the closing date and for Integon it is $3.2 million plus an amount equal to the policyholders’ surplus as of the closing date.

* * * * *